Filed pursuant to Rule 497(b)
Registration File No. 333-31247

PROSPECTUS DATED FEBRUARY 26, 2007

DIAMONDS® TRUST, SERIES 1

(A Unit Investment Trust constituted outside Singapore and organized in the United States)

PROSPECTUS ISSUED PURSUANT TO
DIVISION 2 OF PART XIII OF THE SECURITIES
AND FUTURES ACT, CHAPTER 289 OF SINGAPORE

This Prospectus incorporates the Prospectus dated February 23, 2007 issued by the DIAMONDS Trust, attached hereto

The collective investment scheme offered in this Prospectus is a recognised scheme under the Securities and Futures Act Chapter 289 of Singapore. A copy of the Prospectus has been lodged with and registered by the Monetary Authority of Singapore (the ‘‘Authority’’). The Authority assumes no responsibility for the contents of the Prospectus. Registration of this Prospectus by the Authority does not imply that the Securities and Futures Act Chapter 289 of Singapore, or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is February 26, 2007. This Prospectus will expire on February 26, 2008 (12 months after the date of registration).

The DIAMONDS Trust, Series 1 has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (‘‘SGX-ST’’), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-XTRANET of all the DIAMONDS already issued as well as those DIAMONDS which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the DIAMONDS Trust, Series 1 or the DIAMONDS.

DIAMONDS TRUST, SERIES 1

PROSPECTUS

‘‘Dow Jones Industrial AverageSM’’, ‘‘DJIA®’’, ‘‘Dow Jones®’’, ‘‘The Dow®’’ and ‘‘DIAMONDS®’’ are trademarks and service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a ‘‘License Agreement’’ with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and the American Stock Exchange LLC pursuant to separate ‘‘Sublicenses.’’ DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1

This Prospectus, relating to the DIAMONDS Trust, Series 1 (‘‘Trust’’), which is issued pursuant to Division 2 of Part XIII of the Securities and Futures Chapter 289 of Singapore, has been lodged with and registered by the Authority who assumes no responsibility for its contents.

This Prospectus incorporates the attached Prospectus dated February 23, 2007 issued by the Trust (‘‘US Prospectus’’). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

The Trust is a unit investment trust organised in the United States (‘‘US’’), a single fund that issues securities called ‘‘DIAMONDS,’’ which represent an undivided ownership interest in the portfolio of stocks held by the Trust. DIAMONDS intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial AverageSM (‘‘DJIA’’). The Trust’s portfolio consists of substantially all of the component common stocks which comprise the DJIA and are weighted in accordance with the terms of the Trust Agreement (defined below). For additional details, please consult pages 38 to 42 in the US Prospectus attached hereto. All DIAMONDS are denominated in US dollars ($).

PDR Services LLC (‘‘Sponsor’’), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the US Prospectus under the heading ‘‘Report of Independent Registered Public Accounting Firm,’’ and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, the facts stated and the opinions expressed in this Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by a trust agreement (‘‘Trust Agreement’’) between State Street Bank and Trust Company (‘‘Trustee’’), the trustee of the Trust, and the Sponsor dated and effective as of January 13, 1998. Terms defined in the Trust Agreement shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts, US 02110, or by contacting Hon Cheung, Managing Director, State Street Global Advisors Singapore Limited, at 8 Shenton Way, #17-01 Temasek Tower, Singapore 068811, by telephone at 688395051 , during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange

[1]	State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of DIAMONDS.

Investors in the Trust are advised to carefully consider the risk factors set out under the heading ‘‘RISK FACTORS’’ on pages 11 to 14 of the US Prospectus, and to refer to pages S-15 through S-20 of this Prospectus for a discussion of the US and Singapore tax consequences of an investment in DIAMONDS.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o The American Stock Exchange 86 Trinity Place New York, New York US 10006

Legal advisers to the Sponsor as to US law:	Carter Ledyard & Milburn LLP 2 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to Singapore law:	Stamford Law Corporation 9 Raffles Place, #32-00 Republic Plaza, Singapore 048619 Singapore Attn: Lee Suet Fern

Trustee:	State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts US 02110

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill One Marina Boulevard, #28-00 Singapore, Singapore 018989 Attn: Leonard Ching

Independent Registered Public Accounting Firm:	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts US 02110

US Distributor of Creation Units:	ALPS Distributors, Inc. (formerly ALPS Mutual Funds Services, Inc.) 1625 Broadway, Suite 2200 Denver, Colorado US 80202

TRADING AND SETTLEMENT

DIAMONDS are listed for trading under the market symbol DIA on the SGX-ST where they may be bought and sold in the secondary market at any time during the trading day. Market prices for DIAMONDS traded on the SGX-ST are available on the SGX-ST website (http://www.sgx.com/psv/securities/etf/ETF_Equities_US_Prices.asp). DIAMONDS may also be purchased by Authorized Participants directly from the Trust in the US by placing orders through the US Distributor in a minimum unit, called a ‘‘Creation Unit,’’ of 50,000 DIAMONDS or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are made ‘‘in kind’’ only in the US, that is, through the delivery or receipt of a specified portfolio of securities. Such purchases and redemptions can be made only in the US at the then-current valuation as described herein on pages S-11 and S-12 under the heading ‘‘Redemption’’. For additional details, please consult pages 28 to 38 in the US Prospectus attached hereto.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (‘‘GST’’) at the current rate of 5% or at the rate of 7% with effect from 1 July 2007. There will be a Singapore clearing fee, which is currently at the rate of 0.05% of the transacted value (up to a maximum of SGD200 per transaction or its equivalent in foreign currencies). With effect from 1 March 2007, the Singapore clearing fee will be at a rate of 0.04% of the transacted value (up to a maximum of SGD600 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore at the current rate of 5% or at the rate of 7% with effect from 1 July 2007. DIAMONDS are traded in US dollars ($) on the SGX-ST in 10 unit round lots. The primary trading market for DIAMONDS is in the US, where DIAMONDS are listed on The American Stock Exchange LLC (‘‘American Stock Exchange’’). The term ‘‘market day’’ as used in this Prospectus means a business day in which transactions in DIAMONDS can be executed and settled. Trading of DIAMONDS on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of DIAMONDS in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of DIAMONDS in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

1.	General

DIAMONDS are issued by the Trust in the form of certificateless securities which are eligible ‘‘book-entry-only’’ securities of The Depository Trust Company (‘‘DTC’’). As ‘‘book-entry-only’’ securities, DIAMONDS are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (‘‘CDP’’) has entered into linking agreements with the National Securities Clearing Corporation (‘‘NSCC’’), by which CDP has access to DTC’s depository and custodial services for subdepositing US securities. CDP, through such linking agreements, has an account sponsored by NSCC which is known as Sponsored Account No. 5700 (‘‘Sponsored Account’’), and is recognized by NSCC as a record owner for DIAMONDS credited to the Sponsored Account. CDP through the linking agreements may receive DIAMONDS from or deliver DIAMONDS to accounts maintained by member participants in DTC (‘‘DTC Participants’’).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of DIAMONDS who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their DIAMONDS in CDP. The term ‘‘Depository Agent’’ shall have the same meaning ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase DIAMONDS in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Day Light Savings time (13 hours Eastern Standard time) in New York, and that the American Stock Exchange and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in DIAMONDS between the two markets cannot simultaneously occur.

All dealings in, and transactions of, DIAMONDS in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in CDP. Investors should ensure that DIAMONDS sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

Investors’ holdings of DIAMONDS in their CDP account will be credited or debited for settlement on the third market day following the transaction date. A transaction will fail if DIAMONDS are not in an investor’s CDP account for settlement on such day, and will be subject to the buy-in cycle on the fourth market day following the transaction date.

In the absence of unforeseen circumstances, the delivery of DIAMONDS into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 10 a.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.	Delivery of DIAMONDS to CDP for Trading on the SGX-ST

Investors who hold DIAMONDS in DTC’s system in the US and wish to trade them on the SGX-ST can direct delivery of the DIAMONDS to CDP; this book-entry transfer to CDP’s Sponsored Account at DTC may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their DIAMONDS by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 10 a.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such DIAMONDS into the Sponsored Account on the delivery date. Upon notification that its Sponsored Account has been credited, CDP will accordingly credit DIAMONDS to the investor’s account.

Investors should ensure that their DIAMONDS are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver DIAMONDS for settlement pursuant to the trade, the SGX-ST may buy-in against him or her.

3.	Delivery of DIAMONDS out of CDP for Trading on the American Stock Exchange

(a) Investors who hold DIAMONDS with CDP and wish to trade on the American Stock Exchange must arrange to deliver the DIAMONDS into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 10 a.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of DIAMONDS from the Sponsored Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor’s securities account for the relevant number of DIAMONDS and then instruct DTC to deliver the DIAMONDS to the DTC Participant account as specified by the investor.

(b) An investor who buys DIAMONDS on the SGX-ST and sells on the American Stock Exchange on the same day must instruct CDP to deliver the DIAMONDS to his or her DTC Participant account no later than 10 a.m. Singapore time on the US settlement date PROVIDED that the investor is a sub-account holder of CDP’s Depository Agent and the purchase on the SGX-ST is tagged as a Delivery Versus Payment (‘‘DVP’’) settlement. The Depository Agent of the investor must send an instruction to deliver the relevant number of DIAMONDS from its sub-account to CDP via CDP’s Delivery Versus Payment Foreign Broker (‘‘DVP-FB’’) Computer System no later than 10 a.m. Singapore time on the US settlement date. Upon affirming the delivery instruction, CDP will instruct DTC to deliver DIAMONDS from the Sponsored Account to the DTC Participant account as specified by the investor.

EXCHANGE RATES AND RISKS

DIAMONDS traded on the SGX-ST are denominated and traded in US dollars. DIAMONDS may only be created or redeemed in US dollars at the then-current value calculated in US dollars in the manner set out in the US Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in US dollars and the distributions which may be made by the Trustee are in US dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the US dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds from a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.	Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent certified public accountants designated from time to time by the Trustee.

2.	Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i)    the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii)    the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii)    the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv)    the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v)    the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi)    in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii)    the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii)    the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix)     the Trustee must make such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x)    the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi)     the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.	Contracts

A holder of DIAMONDS is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.	Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of DIAMONDS.

5.	Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any DIAMONDS. As described on pages 34 to 38 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only DIAMONDS in Creation Units may be redeemed at their then-current valuation which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time which is the closing time of the regular trading session on the New York Stock Exchange, LLC. Please refer to pages 1, 34 to 38 and 61 of the US Prospectus for a further description of this process.

Investors owning DIAMONDS in an amount less than a whole Creation Unit (i.e. less than 50,000 DIAMONDS) or multiples thereof, are not permitted to tender their DIAMONDS to the Trustee for redemption. Such investors can only dispose of their DIAMONDS by selling them on the secondary market at any time during the trading day at market prices.

6.	Transfer of DIAMONDS

As described on page S-7 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding DIAMONDS on the DTC system. Beneficial ownership of DIAMONDS will be shown on the records of DTC or its participants. Beneficial ownership records for holders of DIAMONDS in Singapore will be maintained at CDP.

No certificates will be issued in respect of DIAMONDS. Transfers of DIAMONDS between investors will normally occur through the trading mechanism of the SGX-ST or the American Stock Exchange as described on page 48 in the US Prospectus and in this Prospectus.

7.	Meetings of Holders of DIAMONDS; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of DIAMONDS.

The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001 (‘‘CDP Depository Agreement’’), pursuant to which CDP has agreed to act as the depository for DIAMONDS in Singapore. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of DIAMONDS, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of DIAMONDS, and (iii) providing the list of its Depository Agents and holders of DIAMONDS who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of DIAMONDS, including the holders of DIAMONDS in Singapore, no later than the 60th day after the end of the Trust’s fiscal year.

The Sponsor or Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of DIAMONDS in Singapore, the relevant materials will be mailed to the holders of DIAMONDS in Singapore.

8.	Declaration

It is hereby declared that no DIAMONDS shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9.	Allotment of DIAMONDS

A Distribution Agreement, as amended, was entered into as of September 29, 1997 between (1) the Sponsor, (2) the Trust and (3) ALPS Mutual Funds Services, Inc., now ALPS Distributors, Inc. (‘‘ALPS’’), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i)    act as the exclusive distributor for the creation and distribution of DIAMONDS in aggregations of 50,000 DIAMONDS;

(ii)     hold itself available to receive and process orders for Creation Units of DIAMONDS; and

(iii)     to enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 DIAMONDS and to request DTC to record on its books the ownership of such DIAMONDS in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.	Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.	Sponsor and Trustee

    Sponsor

PDR Services LLC was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. It is wholly owned by the American Stock Exchange, and was formed in Delaware to act as sponsor for American Stock Exchange’s exchange traded funds and other unit investment trusts. The Sponsor will remain the Sponsor of the Trust until it is removed, it resigns or the Trust Agreement is terminated. Although the Sponsor is entitled to, it receives no remuneration for the services it renders as Sponsor.

    Trustee

State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US in 1961,

the culmination of a series of mergers among 13 predecessors, the oldest of which, Union Bank, was founded in 1792. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.	Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of DIAMONDS) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstain from voting. There are no restrictions on the Trustee’s right to vote securities or DIAMONDS when such securities or DIAMONDS are owned by the Trustee in its individual capacity.

13.	Adjustments to Securities Held by the Trust

The Trust’s portfolio securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the DJIA.

14.	Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of DIAMONDS. A description of the distribution process is contained on pages 58 to 60 of the US Prospectus. These distribution arrangements will be the same for holders of DIAMONDS in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses exceed the amount of the dividend, investors will not receive any dividend.

15.	Consents

PricewaterhouseCoopers LLP, as the independent registered public accounting firm for the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Carter Ledyard & Milburn LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

16.	Important Tax Information
A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general description of the material US federal income tax consequences of the ownership and disposition of DIAMONDS applicable to a holder of DIAMONDS who, for purposes of US taxation and any applicable tax treaty or convention, has not been and will not be a US citizen or resident, a corporation organized in the US, or an estate or trust which is taxable by the US on all of its income regardless of source (‘‘non-resident holder’’).

This description is for general information purposes only and is based on the US Internal Revenue Code of 1986, as amended (‘‘Code’’), Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and all of which are subject to change. The tax treatment of a non-resident holder may vary depending upon his or her particular situation. Certain non-resident holders may be subject to special rules not discussed below. The discussion below does not address the effect of any state, local or foreign tax law on a non-resident holder, and does not address non-resident holders engaged in business in the US. Purchasers of DIAMONDS are advised to consult their own tax advisors with respect to an investment in DIAMONDS.

Tax Consequences of Trust Units Ownership

    Ordinary Income Dividends

Subject to the discussion of the 2004 Jobs Act below, dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) to non-resident holders will generally be subject to US withholding tax at a rate of thirty percent (30%). The amount will be withheld by the dividend paying agent from all such dividend distributions.

In certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Treaty benefits are generally available only to persons that are qualified residents of a country with which the US has a treaty, and who provide a US Internal Revenue Service (‘‘IRS’’) Form W-8BEN certifying entitlement to such benefits. There is currently no income tax treaty between the US and Singapore.

The American Jobs Creation Act of 2004 (the ‘‘2004 Jobs Act’’), provides that certain dividends designated by the Trust as ‘‘interest-related dividends’’ that are received by most non-resident holders (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from US withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by the Trust as ‘‘short-term capital gain dividends’’ that are received by certain non-resident holders (generally those not present in the United States for 183 days or more) will be exempt from US withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust’s short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, only to the taxable years of the Trust beginning on October 1, 2006, and October 1, 2007. Purchasers of DIAMONDS are advised to consult their own tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

    Treatment of Capital Gain Distributions and Sales Proceeds

Capital gain distributions (distributions from the excess of net long-term capital gains over net short-term capital losses) to non-resident holders and proceeds from the sale of Trust Units by a non-resident holder will generally not be subject to US withholding tax.

Backup Withholding

The Trust may be required to withhold federal income tax at a current rate of 28% (‘‘backup withholding’’) from dividends and redemption proceeds paid to non-corporate shareholders. Generally, dividends paid to non-resident holders that are subject to the 30% federal income tax withholding described above under ‘‘Tax Consequences of Trust Units Ownership—Ordinary Income Dividends’’ are not subject to backup withholding. To avoid backup withholding on other dividends and redemption proceeds from the sale of Trust units, non-resident holders should provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a non-resident holder may be refunded or credited against such holder’s US federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

In the case of a non-resident holder, the Trust must report to the IRS and such holder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the non-resident holder’s country of residence.

US Estate Tax

The estate of a non-resident individual holder of DIAMONDS may be subject to US estate tax on the value of such DIAMONDS, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is currently forty-five percent (45%). If the holder is a qualified resident of a country with which the US maintains an estate tax treaty, the DIAMONDS may be exempt from estate tax. There is currently no estate tax treaty between the US and Singapore.

The estate of a non-resident individual holder of Trust Units that is subject to US estate tax must generally file an IRS Form 706-NA (‘‘United States Estate (and Generation-Skipping Transfer) Tax Return—Estate of non-resident not a citizen of the US’’) within nine months of the non-resident individual holder’s date of death. Subject to certain exceptions, if the estate of the non-resident alien takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 (‘‘Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)’’) to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

The US estate tax is a lien against a non-resident decedent’s assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent’s assets to be transferred without liability.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in DIAMONDS.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and estate duty consequences of the ownership and disposal of DIAMONDS. The discussion below is not intended to constitute a complete analysis of all tax consequences relating to ownership and disposal of DIAMONDS by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of DIAMONDS should consult their own tax advisors concerning the tax consequences of their particular situations. This description is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive to the date of the ownership of DIAMONDS. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

    General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign income received or deemed received in Singapore.

Foreign-source income in the form of branch profits, dividends and service income received or deemed received in Singapore by a resident corporate taxpayer is, however, tax-exempt if:

•	such income is subject to tax of a similar character to income tax under the law of the jurisdiction from which such income is received;
•	at the time the income is received in Singapore, the highest rate of corporate income tax on income from a trade or business in the jurisdiction from which the income is received is at least 15%; and
•	the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the recipient of the foreign income.

The above exemption has been extended to include branch profits, dividends and service income which is exempted from tax of a similar character to income tax as a result of tax incentive granted by a foreign jurisdiction for carrying out substantive activities in that foreign jurisdiction.

Resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after 1 January 2004 by a Singapore tax resident individual (except where such income is received through a partnership) will be exempt from tax in Singapore. Certain investment income derived from Singapore sources by individuals on or after 1 January 2004 will also be exempt from tax.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore (for example, if the board of directors meets and makes policy-level decisions in Singapore). An individual is regarded as a tax resident in Singapore for income tax purposes if, in the calendar year preceding the year of assessment, he is physically present in Singapore or exercised an employment in Singapore (other than as a director of a company) for 183 days or more or if he resides in Singapore.

Tax rates

The corporate tax rate will be reduced from 20% to 18% with effect from Year of Assessment 2008 (basis period 2007). In addition, three-quarters of the first $10,000 of a company’s chargeable income, and one-half of the next $290,000 of a company’s chargeable income is exempt from corporate tax. The remaining chargeable income (after the partial tax exemption) will be taxed at 18%. The above tax exemption does not apply to normal Singapore franked dividends received by companies.

Notwithstanding the above, for qualifying newly incorporated Singapore companies that are tax residents in Singapore, the first $100,000 of their normal chargeable income (excluding Singapore dividends) for the first three consecutive years of assessment would be exempt from tax.

Singapore tax resident individuals are subject to tax based on a progressive scale. The top marginal rate is 20%.

Non-Singapore resident individuals are generally subject to tax at a rate equivalent to the prevailing corporate tax rate.

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

    Ordinary Income Dividends

Dividends paid by the Trust on DIAMONDS received by a Singapore resident individual in Singapore will generally be exempt from tax in Singapore (except where such income is received through a partnership).

Dividends on DIAMONDS received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

    Gains on Disposal of DIAMONDS

Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of DIAMONDS are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable. In addition, holders of the

DIAMONDS who are adopting Financial Reporting Standards 39 (‘‘FRS 39’’) for Singapore income tax purposes may be required to recognise gains or losses, irrespective of disposal, in accordance with FRS 39. Please see the section below on ‘‘Adoption of FRS 39 treatment for Singapore income tax purposes’’.

    Adoption of FRS 39 treatment for Singapore income tax purposes

On 30 December 2005, the Inland Revenue Authority of Singapore issued a circular entitled ‘‘Income Tax Implications arising from the adoption of FRS 39-Financial Instruments: Recognition and Measurement’’ (the ‘‘FRS 39 Circular’’). The Income Tax (Amendment) Act 2007 that contains legislative amendments to give effect to the FRS 39 Circular was gazetted on 13 February 2007.

The relevant provisions shall be deemed to have come into operation on 1 January 2005 and generally apply, subject to certain ‘‘opt-out’’ provisions, to taxpayers who are required to comply with FRS 39 for financial reporting purposes.

Holders of the DIAMONDS who may be subject to the tax treatment under the FRS 39 Circular should consult their own accounting and tax advisers regarding the Singapore income tax consequences of their acquisition, holding or conversion of the ordinary shares or ADSs.

    Stamp Duty

Stamp duty is not applicable to electronic transfers of DIAMONDS through the CDP system.

    Estate Duty

Singapore estate duty is imposed on the value of most immovable property situated in Singapore owned by individuals who are not domiciled in Singapore, subject to specific exemption limits whilst movable property is exempt from estate duty for such individuals. Singapore estate duty is imposed on the value of most immovable property situated in Singapore and on most movable property, wherever it may be, owned by individuals who are domiciled in Singapore, subject to specific exemption limits.

Accordingly, DIAMONDS held by an individual who is domiciled in Singapore are subject to Singapore estate duty upon such individual’s death. Singapore estate duty is payable to the extent that the value of DIAMONDS aggregated with any other assets subject to Singapore estate duty exceeds SGD600,000. Unless other exemptions apply to the other assets, for example, the separate exemption limit for residential properties, any excess beyond SGD600,000 will be taxed at 5% on the first SGD12,000,000 of the individual’s Singapore chargeable assets and thereafter at 10%. Prospective investors should consult their own tax advisors regarding the Singapore estate duty consequences of their ownership of DIAMONDS.

Prospectus

DIAMONDS® TRUST, SERIES 1

(A Unit Investment Trust)

•	DIAMONDS Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.
•	DIAMONDS Trust holds all of the Dow Jones Industrial Average stocks.
•	Each DIAMONDS unit represents an undivided ownership interest in the DIAMONDS Trust.
•	The DIAMONDS Trust issues and redeems DIAMONDS units only in multiples of 50,000 DIAMONDS in exchange for Dow Jones Industrial Average stocks and cash.
•	Individual DIAMONDS units trade on the American Stock Exchange like any other equity security.
•	Minimum trading unit: 1 DIAMONDS unit.

SPONSOR: PDR SERVICES LLC
(Solely Owned by American Stock Exchange LLC)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 23, 2007

COPYRIGHT 2007 PDR Services LLC

DIAMONDS TRUST, SERIES 1

TABLE OF CONTENTS
Summary	1
Essential Information as of October 31, 2006	1
Highlights	3
Risk Factors	11
Report of Independent Registered Public Accounting Firm	15
Statement of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Schedule of Investments	27
The Trust	28
Creation of Creation Units	28
Procedures for Creation of Creation Units	30
Placement of Creation Orders Using DIAMONDS Clearing Process	31
Placement of Creation Orders Outside DIAMONDS Clearing Process	32
Securities Depository; Book-Entry-Only System	32
Redemption of DIAMONDS	34
Procedures for Redemption of Creation Units	34
Placement of Redemption Orders Using DIAMONDS Clearing Process	37
Placement of Redemption Orders Outside DIAMONDS Clearing Process	37
The Portfolio	38
Portfolio Securities Conform to the DJIA	38
TABLE OF CONTENTS cont’d
Adjustments to the Portfolio Deposit	41
The DJIA	42
License Agreement	46
Exchange Listing	48
Tax Status of the Trust	49
Income Tax Consequences to Beneficial Owners	49
ERISA Considerations	52
Continuous Offering of DIAMONDS	53
Dividend Reinvestment Service	54
Expenses of the Trust	54
Trustee Fee Scale	57
Valuation	58
Administration of the Trust	58
Distributions to Beneficial Owners	58
Statements to Beneficial Owners; Annual Reports	60
Rights of Beneficial Owners	61
Amendments to the Trust Agreement	61
Termination of the Trust Agreement	62
Sponsor	63
Trustee	64
Depository	66
Legal Opinion	66
Independent Registered Public Accounting Firm	66
Code of Ethics	66
Daily DIAMONDS Trading Information	66
Information and Comparisons Relating to Trust, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment	67
Glossary	75

‘‘Dow Jones Industrial AverageSM’’, ‘‘DJIA®’’, ‘‘Dow Jones®’’, ‘‘The Dow®’’ and ‘‘DIAMONDS®’’ are trademarks and service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a ‘‘License Agreement’’ with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and the American Stock Exchange LLC pursuant to separate ‘‘Sublicenses.’’ DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

i

SUMMARY

Essential Information as of October 31, 2006*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary on page 75.
Total Trust Assets:	$6,571,087,876
Net Trust Assets:	$6,559,617,883
Number of DIAMONDS:	54,349,200
Fractional Undivided Interest in the Trust Represented by each DIAMONDS unit:	1/54,349,200th
Dividend Record Dates:	Monthly
Dividend Payment Dates:	Monthly
Trustee’s Annual Fee:	From 6/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.
Estimated Ordinary Operating Expenses of the Trust:	18/100 of one percent (0.1800%) (inclusive of Trustee’s annual fee).**
NAV per DIAMONDS unit (based on the value of the Portfolio Securities, other net assets of the Trust and number of DIAMONDS outstanding):	$120.69
Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange, LLC. (ordinarily 4:00 p.m. New York time).
Licensor:	Dow Jones & Company, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 13, 2123, but may terminate earlier under certain circumstances.
Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.
Market Symbol:	DIAMONDS trade on the American Stock Exchange under the symbol ‘‘DIA’’.
Fiscal Year End:	October 31
CUSIP:	252787106

*	The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on January 13, 1998.
**	As of March 1, 2007, ordinary operating expenses of the Trust accrue at approximately 0.1663%. As of the fiscal year ended October 31, 2006, ordinary operating expenses of the Trust were 0.1768%, and after excess balance credits of 0.0064% were applied, net expenses of the Trust were 0.1704%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The amount of the earnings credit will be equal to the Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1800% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed the current 0.1663% or 0.1800% of the Trust’s daily NAV.

Highlights

•	DIAMONDS are Ownership Interests in the DIAMONDS Trust

DIAMONDS Trust, Series 1 (‘‘Trust’’) is a unit investment trust that issues securities called ‘‘DIAMONDS’’. The Trust is organized under New York law and is governed by a trust agreement between State Street Bank and Trust Company (‘‘Trustee’’) and PDR Services LLC (‘‘Sponsor’’), dated and executed as of January 13, 1998 (‘‘Trust Agreement’’). The Trust is an investment company registered under the Investment Company Act of 1940. DIAMONDS represent an undivided ownership interest in a portfolio of all of the common stocks of the Dow Jones Industrial Average (‘‘DJIA’’).

•	DIAMONDS Should Closely Track the Value of the Stocks Included in the DJIA

DIAMONDS intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA. Current information regarding the value of the DJIA is available from market information services. Dow Jones obtains information for inclusion in, or for use in the calculation of, the DJIA from sources Dow Jones considers reliable. None of Dow Jones, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the DJIA or any data included in the DJIA.

The Trust holds the Portfolio and cash and is not actively ‘‘managed’’ by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust (‘‘Portfolio Securities’’ or, collectively, ‘‘Portfolio’’) and component stocks of the DJIA (‘‘Index Securities’’), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee generally makes these adjustments to the Portfolio within three (3) Business Days (defined below) before or after the day on which changes in the DJIA are scheduled to take effect. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange, LLC (‘‘NYSE’’) is open for business (‘‘Business Day’’) following the day on which the change to the DJIA takes effect after the close of the market.

The value of DIAMONDS fluctuates in relation to changes in the value of the Portfolio. The market price of each individual DIAMONDS may not be identical to the net asset value (‘‘NAV’’) of such DIAMONDS but, historically, these two valuations have been very close.

•	DIAMONDS Trade on the American Stock Exchange

DIAMONDS are listed for trading on the American Stock Exchange (‘‘Exchange’’ or ‘‘AMEX’’), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. DIAMONDS are traded on the Exchange in 100 DIAMOND round lots, but can be traded in odd lots of as little as one DIAMOND. The Exchange may halt trading of DIAMONDS under certain circumstances.

•	Brokerage Commissions on DIAMONDS

Secondary market purchases and sales of DIAMONDS are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems DIAMONDS in Multiples of 50,000 DIAMONDS Called ‘‘Creation Units’’

The Trust issues and redeems DIAMONDS only in specified large lots of 50,000 DIAMONDS or multiples thereof referred to as ‘‘Creation Units.’’ Fractional Creation Units may be created or redeemed only in limited circumstances. *

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (‘‘Distributor’’), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption

*	See the discussion of termination of the Trust in this Summary and ‘‘Dividend Reinvestment Service’’ for a description of the circumstances in which DIAMONDS may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 50,000 DIAMONDS.

of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•	Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a ‘‘Participating Party,’’ or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee (‘‘Participant Agreement’’). The term ‘‘Participating Party’’ means a broker-dealer or other participant in the DIAMONDS Clearing Process, through the Continuous Net Settlement (‘‘CNS’’) System of the National Securities Clearing Corporation (‘‘NSCC’’), a clearing agency registered with the Securities and Exchange Commission (‘‘SEC’’). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. ‘‘Dividend Equivalent Payment’’ is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as ‘‘Cash Component’’ and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a ‘‘Portfolio Deposit.’’ Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the ‘‘DIAMONDS Clearing Process,’’ or (ii) with the Trustee outside the DIAMONDS Clearing Process (i.e., through the facilities of DTC).

The Distributor acts as underwriter of DIAMONDS on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating DIAMONDS. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200,

Denver, CO 80202, toll free number: 1-800-843-2639. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Sponsor of the Trust pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers but before reflecting credits, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.1768%.

Shareholder Fees:*	None*
(fees paid directly from your investment)
Estimated Trust Annual Ordinary Operating Expenses:

Current Trust Annual Ordinary Operating Expenses	As a % of Trust Net Assets
Trustee’s Fee	0.0701%
Trustee Reduction for Earnings Credits**	(0.0106)%
Dow Jones License Fee	0.0393%
Registration Fees	0.0000%
Marketing	0.0600%
Other Operating Expenses	0.0075%
Net Expenses**	0.1663%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in ‘‘A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units’’), and purchases and sales of DIAMONDS in the secondary market are subject to ordinary brokerage commissions and charges (described above in ‘‘Brokerage Commissions on DIAMONDS’’).
**	Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.1800% of the Trust’s daily NAV. Gross expenses of the Trust for the year ending October 31, 2006, without regard to this undertaking, were 0.1768% of the daily NAV of the Trust and therefore no expenses of the Trust were assumed by the Sponsor. The Sponsor reserves the right to discontinue this undertaking in the future. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily NAV. Trust expenses were reduced during the same period by a Trustee’s earnings credit of 0.0064% of the Trust’s daily NAV as a result of uninvested cash balances in the Trust. The amount of earnings credit will be equal to the Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

•	Bar Chart and Table

The bar chart below and the table on the next page entitled ‘‘Average Annual Total Returns (For Periods Ending December 31, 2006)’’ (‘‘Table’’) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the DJIA. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold DIAMONDS through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling DIAMONDS in the secondary market (see footnotes (2) and (3) to the Table).

This bar chart shows the performance of the Trust for each full calendar year since its inception on January 13, 1998. During the period shown above (January 1, 1999 through December 31, 2006), the highest quarterly return for the Trust was 13.75% for the quarter ended 12/31/2001, and the lowest was −17.44% for the quarter ended 9/30/2002.

Average Annual Total Returns* (For Periods Ending December 31, 2006)

	Past One Year	Past Five Years	Since Inception(4)
DIAMONDS Trust, Series 1
Return Before Taxes(1)(2)(3)	18.81%	6.61%	7.39%
Return After Taxes on Distributions(1)(2)(3)	18.42%	6.09%	6.82%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)	12.68%	5.47%	6.16%
DJIA(5)	19.05%	6.81%	7.54%

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the net asset per unit.
(1)	Includes all applicable ordinary operating expenses set forth above in the section of ‘‘Highlights’’ entitled ‘‘Expenses of the Trust’’.
(2)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of ‘‘Highlights’’ entitled ‘‘A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units’’. If these amounts were reflected, returns would be less than those shown.
(3)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of DIAMONDS in the secondary market as discussed above in the section of ‘‘Highlights’’ entitled ‘‘Brokerage Commissions on DIAMONDS’’. If these amounts were reflected, returns would be less than those shown.
(4)	Investment operation commenced on January 13, 1998.
(5)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

DIAMONDS TRUST, SERIES 1

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

1	Past performance is not necessarily an indication of how the Trust will perform in the future.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the DIAMONDS Clearing Process (‘‘Transaction Fee’’) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $1,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation (‘‘10 Basis Point Limit’’).

For creations and redemptions outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the DIAMONDS Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	DIAMONDS are Held in Book Entry Form Only

The Depository Trust Company (‘‘DTC’’) or its nominee is the record or registered owner of all outstanding DIAMONDS. Beneficial ownership of DIAMONDS is shown on the records of DTC or its participants. Individual certificates are not issued for DIAMONDS. See ‘‘The Trust—Securities Depository; Book-Entry-Only System.’’

•	DIAMONDS Make Periodic Dividend Payments

DIAMONDS holders receive each calendar month an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for DIAMONDS is ordinarily less than that of the DJIA. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with DIAMONDS sales or redemptions.

Monthly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (‘‘Code’’). Although all income distributions are currently made monthly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their monthly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service (‘‘Service’’) available through certain brokers. See ‘‘The Trust—Securities Depository; Book-Entry-Only System.’’

•	The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended October 31, 2006, the Trust believes that it qualified for tax treatment as a ‘‘regulated investment company’’ under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The Trust’s regular monthly distributions are based on the dividend performance of the Portfolio during such monthly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 13, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of DIAMONDS.

•	Restrictions on Purchases of DIAMONDS by Investment Companies

Purchases of DIAMONDS by investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in DIAMONDS beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-800-THE-AMEX.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that regulated investment company’s outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in DIAMONDS. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in DIAMONDS.

Investment in the Trust involves the risks inherent in an investment in any equity security.    An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the DJIA), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of DIAMONDS). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated

principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.    The Trust is not actively ‘‘managed’’ by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the DJIA.

A liquid trading market for certain Portfolio Securities may not exist. Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the DJIA.    It is possible that, for a short period, the Trust may not fully replicate the performance of the DJIA due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust is not able to replicate exactly the performance of the DJIA because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should also be aware that there are tax consequences associated with the ownership of DIAMONDS resulting from the distribution of Trust dividends and sales of DIAMONDS as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.    The NAV of DIAMONDS in Creation Unit size aggregations and, proportionately, the NAV per DIAMONDS unit, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 DIAMONDS may be different from the NAV of a Creation Unit (i.e., 50,000 DIAMONDS may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per DIAMONDS unit may be different from the NAV of a Creation Unit on a per DIAMONDS unit basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for DIAMONDS is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in DIAMONDS.    DIAMONDS are listed for trading on the Exchange under the market symbol DIA. Trading in DIAMONDS may be halted under certain circumstances, as set forth in the Exchange rules and procedures, that, in the view of the Exchange, make trading in DIAMONDS inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange ‘‘circuit breaker’’ rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one Business Day. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of DIAMONDS will continue to be met or will remain unchanged. The Trust will be terminated if DIAMONDS are delisted from the Exchange.

DIAMONDS are subject to market risks.    DIAMONDS are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in DIAMONDS.

Additionally, DIAMONDS may perform differently than other investments in portfolios containing large capitalization stocks based upon or derived from an index other than the DJIA. For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of large capitalization stocks. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price to market capitalization ratio than a similar market capitalization weighted index.

The regular settlement period for Creation Units may be reduced.    Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or DIAMONDS in connection with creation and redemption activity within the

DIAMONDS Clearing Process are based on NSCC’s current ‘‘regular way’’ settlement period of three (3) days during which NSCC is open for business (each such day an ‘‘NSCC Business Day’’). NSCC may, in the future, reduce such ‘‘regular way’’ settlement period, in which case there may be a corresponding reduction in settlement periods applicable to DIAMONDS creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.    The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the DIAMONDS Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the DIAMONDS Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

DIAMONDS TRUST SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of DIAMONDS Trust Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the ‘‘Trust’’) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2006

DIAMONDS Trust Series 1
Statement of Assets and Liabilities
October 31, 2006

Assets
Investments in securities, at value	$6,553,107,309
Cash	11,833,239
Receivable for DIAMONDS issued in-kind	22,743
Dividends receivable	6,124,585
Total Assets	6,571,087,876

Liabilities
Income distribution payable	7,883,043
Accrued Trustee expense	324,070
Accrued expenses and other liabilities	3,262,880
Total Liabilities	11,469,993
Net Assets	$6,559,617,883

Net Assets Represented by:
Paid in surplus	$7,442,282,676
Undistributed net investment income	3,534,134
Accumulated net realized loss on investments	(298,501,885)
Net unrealized depreciation on investments	(587,697,042)
Net Assets	$6,559,617,883

Net asset value per DIAMOND	$120.69

Units of fractional undivided interest (‘‘DIAMONDS’’) outstanding, unlimited units authorized, $0.00 par value	54,349,200

Cost of investments	$7,140,804,351

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Operations

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
Investment Income
Dividend income	$154,659,959	$177,120,908	$145,895,782

Expenses:
Trustee expense	4,562,765	4,928,790	4,708,689
Marketing expense	3,903,738	4,307,114	4,019,534
DJIA license fee	2,555,000	2,655,783	3,750,004
SEC registration fee	—	324,223	73,883
Legal and audit services	100,378	149,889	89,900
Printing and postage expense	275,241	403,199	43,194
Other expenses	109,678	120,310	661
Total expenses	11,506,800	12,889,308	12,685,865
Trustee earnings credit	(418,803)	(280,392)	(88,355)
Net expenses after Trustee earnings credit	11,087,997	12,608,916	12,597,510
Net Investment Income	143,571,962	164,511,992	133,298,272

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	413,807,291	651,853,900	213,134,509
Net change in unrealized appreciation (depreciation)	517,345,427	(297,315,375)	(133,449,812)
Net Realized and Unrealized Gain on Investments	931,152,718	354,538,525	79,684,697

Net Increase in Net Assets Resulting from Operations	$1,074,724,680	$519,050,517	$212,982,969

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Changes in Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$143,571,962	$164,511,992	$133,298,272
Net realized gain on investment transactions	413,807,291	651,853,900	213,134,509
Net change in unrealized appreciation (depreciation)	517,345,427	(297,315,375)	(133,449,812)

Net Increase in Net Assets Resulting from Operations	1,074,724,680	519,050,517	212,982,969

Undistributed Net Investment Income Included in Price of Units Issued and Redeemed	(1,800,594)	(2,410,446)	(1,282,877)

Distributions to Unitholders from Net Investment Income	(141,435,357)	(168,178,022)	(130,617,261)

Net Increase (Decrease) in Net Assets from Issuance and Redemption of DIAMONDS	(1,781,857,294)	(1,129,366,247)	2,118,716,178

Net Increase (Decrease) in Net Assets During Period	(850,368,565)	(780,904,198)	2,199,799,009

Net Assets at Beginning of Year	7,409,986,448	8,190,890,646	5,991,091,637

Net Assets End of Year*	$6,559,617,883	$7,409,986,448	$8,190,890,646

*Includes Undistributed Net Investment Income	$3,534,134	$1,397,529	$5,063,559

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Financial Highlights
Selected Data for a DIAMOND Outstanding During the Year

	For the Year Ended 10/31/06	For the Year Ended 10/31/05	For the Year Ended 10/31/04	For the Year Ended 10/31/03	For the Year Ended 10/31/02
Net asset value, beginning of year	$104.31	$100.48	$98.20	$84.12	$90.84

Investment operations:
Net investment income (1)	2.45	2.39 (5)	1.94	1.91	1.73
Net realized and unrealized gain (loss) on investments	16.37	3.91	2.28	14.06	(6.77)

Total from investment operations	18.82	6.30	4.22	15.97	(5.04)

Undistributed net investment income included in price of units issued and redeemed	(0.03)	(0.03)	0.00 (2)	(0.01)	0.00 (2)

Less distributions from:
Net investment income	(2.41)	(2.44)	(1.94)	(1.88)	(1.68)

Net asset value, end of period	$120.69	$104.31	$100.48	$98.20	$84.12

Total investment return (3)	18.23%	6.23%	4.27%	19.22%	(5.71)%
Ratios and supplemental data
Ratios to average net assets:
Net investment income	2.21%	2.27%	1.89%	2.12%	1.85%
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Net expenses excluding trustee earnings credit	0.17%	0.17%	0.18%	0.18%	0.18%
Net expenses excluding rebates, trustee earnings credit and waivers	0.17%	0.17%	0.18%	0.18%	0.18%
Portfolio turnover rate (4)	0.01%	7.69%	13.88%	8.71%	0.26%
Net asset value, end of year (000’s)	$6,559,618	$7,409,986	$8,190,891	$5,991,092	$4,118,076

(1)	Per share numbers have been calculated using the average shares method.
(2)	Amount shown represents less than $0.005.
(3)	Total returns do not reflect broker commission charges.
(4)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.
(5)	Net investment income per unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per share.

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

NOTE 1—ORGANIZATION

DIAMONDS Trust, Series 1 (the ‘‘Trust’’) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the ‘‘DJIA’’). Each unit of fractional undivided interest in the Trust is referred to as a ‘‘DIAMOND’’. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten ‘‘Creation Units’’ — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. If there is no closing sale price available or official closing price, valuation will be determined by the Trustee in good faith based on available information.

In September, 2006, Statements of Financial Accounting Standards No. 157, Fair Value Measurements (‘‘SFAS 157’’), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Trust’s financial statements.

Investment Risk

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

Equalization

The Trust follows the accounting practice known as ‘‘Equalization’’ by which a portion of the proceeds from sales and costs of reacquiring the Trust’s units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust’s units.

Federal Income Tax

The Trust has qualified and intends to qualify as a ‘‘regulated investment company’’ under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per DIAMOND calculations in the financial highlights for all years presented exclude these differences.

During the fiscal year ended October 31, 2006, the Trust reclassified $413,859,607 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statements of Assets and Liabilities.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

At October 31, 2006, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2008	$5,933,194
2010	2,065,467
2011	68,716,435
2012	221,460,585
2014	52,316

The tax character of distributions paid during the year ended October 31, 2006, 2005, and 2004 were as follows:

Distributions paid from:	2006	2005	2004
Ordinary Income	$141,435,357	$168,178,022	$130,617,261

As of October 31, 2006, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a federal income tax basis were undistributed ordinary income of $11,417,177 and undistributed long term capital gain of $0.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications, if any, of FIN 48 and its impact on the Trust’s financial statements has not yet been determined.

Note 3—Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, State Street Bank and Trust Company (the ‘‘Trustee’’) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the fiscal year ended October 31, 2006:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 — $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 — $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 — and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of DIAMONDS and (b) the excess amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the fiscal year ended October 31, 2006, the Adjustment Amount decreased the Trustee’s fee by $359,776. The Adjustment Amount included a deficiency of net transaction fees from processing orders of $59,027 and a Trustee earning credit of $418,803.

Effective November 22, 2006, the Trustee has changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to the cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee will apply an incremental cash balance credits of approximately $375,000 (or less than $0.0003 per share per day, assuming 53 million outstanding shares) against its base fee. Such incremental credit will be calculated and applied on a daily basis for such period.

PDR Services LLC (the ‘‘Sponsor’’, a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. The amounts of such reimbursements by the Sponsor for the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006 were $0.

Dow Jones & Company, Inc. (‘‘Dow Jones’’), the American Stock Exchange LLC (the ‘‘AMEX’’), and PDR Services (the ‘‘Sponsor’’) and State Street Global Markets, LLC (‘‘SSGM’’) have entered into a License Agreement pursuant to which certain Dow Jones marks may be used in connection with the Trust subject to the payment of license fees. SSGM is a subsidiary of the Trustee.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of loss to be remote.

NOTE 4—Trust Transactions in DIAMONDS

Transactions in DIAMONDS were as follows.

	Year Ended October 31, 2006
	DIAMONDS	Amounts
DIAMONDS sold	142,300,000	$15,848,129,501
DIAMONDS issued upon dividend reinvestment	12,974	1,429,406
DIAMONDS redeemed	(159,000,000)	(17,633,216,795)
Net income equalization	—	1,800,594
Net Decrease	(16,687,026)	$(1,781,857,294)

	Year Ended October 31, 2005
	DIAMONDS	Amounts
DIAMONDS sold	117,800,000	$12,383,980,226
DIAMONDS issued upon dividend reinvestment	16,090	1,702,587
DIAMONDS redeemed	(128,300,000)	(13,517,459,506)
Net income equalization	—	2,410,446
Net Decrease	(10,483,910)	$(1,129,366,247)

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

	Year Ended October 31, 2004
	DIAMONDS	Amounts
DIAMONDS sold	72,900,000	$7,485,525,585
DIAMONDS issued upon dividend reinvestment	11,705	1,201,305
DIAMONDS redeemed	(52,400,000)	(5,369,293,589)
Net income equalization	—	1,282,877
Net Increase	20,511,705	$2,118,716,178

Except for under the Trust’s dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

Note 5—Investment Transactions

For the fiscal year ended October 31, 2006, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $13,287,283,074, $11,504,484,973, $678,200 and $720,258, respectively. At October 31, 2006, the cost of investments for federal income tax purposes was $7,141,078,239 accordingly, gross unrealized appreciation was $125,280,804, and gross unrealized depreciation was $713,251,734, resulting in net unrealized depreciation of $587,970,930.

Tax Information

For Federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2006 is 100%.

For the fiscal year ended October 31, 2006, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2006

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value
As of October 31, 2006

	Closing Price Above NAV			Closing Price Below NAV
	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS
2006	0	0	0	0	0	0
2005	0	0	0	0	0	0
2004	0	0	0	0	0	0
2003	0	0	0	0	0	0
2002	1	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price
Cumulative Total Return

	1 Year	5 Year	Since First Trade(2)
Return Based on NAV	18.23%	47.22%	79.52%
Return Based on Bid/Ask Price	18.30%	47.37%	79.22%
DJIA	18.47%	48.64%	82.07%

Average Annual Total Return

	1 Year	5 Year	Since First Trade(2)
Return Based on NAV	18.23%	8.04%	6.89%
Return Based on Bid/Ask Price	18.30%	8.07%	6.87%
DJIA	18.47%	8.25%	7.05%

(1)	Currently, the Bid/Ask Price is calculated based on the best bid and best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the AMEX, ordinarily 4:15 p.m.
(2)	The Trust commenced trading on the AMEX on January 20, 1998.

DIAMONDS Trust Series 1
Schedule of Investments
October 31, 2006

Common Stocks	Shares	Value
3M Co.	4,341,934	$342,318,077
Alcoa, Inc.	4,341,934	125,525,312
Altria Group, Inc.	4,341,934	353,129,492
American Express Co.	4,341,934	251,007,205
American International Group, Inc.	4,341,934	291,647,707
AT&T, Inc.	4,341,934	148,711,240
Boeing Co.	4,341,934	346,746,849
Caterpillar, Inc.	4,341,934	263,598,813
Citigroup, Inc.	4,341,934	217,791,409
Coca-Cola Co. (The)	4,341,934	202,855,156
Disney (Walt) Co. (The)	4,341,934	136,597,244
Du Pont (E.I.) de Nemours	4,341,934	198,860,577
Exxon Mobil Corp.	4,341,934	310,100,926
General Electric Co.	4,341,934	152,445,303
General Motors Corp.	4,341,934	151,620,335
Hewlett-Packard Co.	4,341,934	168,206,523
Home Depot, Inc.	4,341,934	162,084,396
Honeywell International, Inc.	4,341,934	182,882,260
Intel Corp.	4,341,934	92,656,872
International Business Machines Corp.	4,341,934	400,890,766
Johnson & Johnson	4,341,934	292,646,352
JPMorgan Chase & Co.	4,341,934	205,981,349
McDonald’s Corp.	4,341,934	182,013,873
Merck & Co., Inc.	4,341,934	197,210,642
Microsoft Corp.	4,341,934	124,656,925
Pfizer, Inc.	4,341,934	115,712,541
Procter & Gamble Co.	4,341,934	275,235,196
United Technologies Corp.	4,341,934	285,351,903
Verizon Communications, Inc.	4,341,934	160,651,558
Wal-Mart Stores, Inc.	4,341,934	213,970,508
Total Common Stocks—(Cost $7,140,804,351)		$6,553,107,309

See accompanying notes to financial statements.

THE TRUST

The Trust, an exchange traded fund or ‘‘ETF’’, is a registered investment company which both (a) continuously issues and redeems ‘‘in-kind’’ its shares, known as DIAMONDS, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists DIAMONDS individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Portfolio Deposits may be made through the DIAMONDS Clearing Process or outside the DIAMONDS Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (‘‘Transmittal Date’’) if (a) such order is received by the Distributor not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the DIAMONDS Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the DIAMONDS Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, reduction or waiver. The existence of any such variation shall be disclosed in the then current DIAMONDS Prospectus.

The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. The shares of common stock of the stock portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities.

*	Such increase is subject to the 10 Basis Point Limit.

The Trustee makes available to NSCC* before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each Index Security required for a Portfolio Deposit, as in effect on October 31, 2006, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMONDS unit, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per DIAMONDS unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of DIAMONDS on the Exchange. Investors interested in creating DIAMONDS or purchasing DIAMONDS in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the DJIA, the Index Securities and financial instruments based on the DJIA).

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create DIAMONDS, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the DIAMONDS unit position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each DIAMONDS unit.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount

*	As of December 31, 2006, the Depository Trust and Clearing Corporation (‘‘DTCC’’) owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the Exchange no longer owned any of the issued and outstanding shares of common stock of DTCC (‘‘DTCC Shares’’), and the Trustee owned 5.19% of DTCC Shares.

required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, DIAMONDS will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all DIAMONDS.

Procedures for Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (‘‘Closing Time’’) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

DIAMONDS may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the DIAMONDS on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (‘‘Additional Cash Deposit’’). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the DIAMONDS ordered, would own 80% or more of the current outstanding DIAMONDS, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of DIAMONDS. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using DIAMONDS Clearing Process

Creation Units created through the DIAMONDS Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the DIAMONDS Clearing Process in a ‘‘regular way’’ manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside DIAMONDS Clearing Process

Creation Units created outside the DIAMONDS Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the DIAMONDS Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of DIAMONDS so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for DIAMONDS. DIAMONDS are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a ‘‘clearing corporation’’ within the meaning of the New York Uniform Commercial Code, and a ‘‘clearing agency’’ registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC * holds securities of its participants (‘‘DTC Participants’’) and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (‘‘Indirect Participants’’).

Upon the settlement date of any creation, transfer or redemption of DIAMONDS, DTC credits or debits, on its book-entry registration and transfer system, the amount of DIAMONDS so created, transferred or

*	As of December 31, 2006, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the DIAMONDS Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the DIAMONDS Clearing Process. Beneficial ownership of DIAMONDS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in DIAMONDS (owners of such beneficial interests are referred to herein as ‘‘Beneficial Owners’’) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of DIAMONDS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in DIAMONDS.

As long as Cede & Co., as nominee of DTC, is the registered owner of DIAMONDS, references to the registered or record owner of DIAMONDS shall mean Cede & Co. and shall not mean the Beneficial Owners of DIAMONDS. Beneficial Owners of DIAMONDS are not entitled to have DIAMONDS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all DIAMONDS for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (‘‘Depository Agreement’’), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the DIAMONDS holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding DIAMONDS, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of DIAMONDS, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in DIAMONDS, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of DIAMONDS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a ‘‘street name,’’ and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in DIAMONDS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to DIAMONDS at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF DIAMONDS

DIAMONDS are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under ‘‘Summary—Highlights—Termination of the Trust.’’

Procedures for Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the DIAMONDS Clearing Process) or DTC Participant (for redemptions outside the DIAMONDS Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the DIAMONDS to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the DIAMONDS Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the DIAMONDS Clearing Process. These deadlines vary by institution. Persons redeeming outside the DIAMONDS Clearing Process are required to transfer DIAMONDS through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the DIAMONDS Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the DIAMONDS Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a ‘‘Cash Redemption Payment,’’ which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (‘‘Excess Cash Amounts’’). For redemptions through the DIAMONDS Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the DIAMONDS Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all DIAMONDS delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption,

the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the DJIA Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to residual cash set forth under ‘‘The Portfolio—Portfolio Securities Conform to the DJIA’’.

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under ‘‘Valuation’’ and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite DIAMONDS are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite DIAMONDS are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the DIAMONDS are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using DIAMONDS Clearing Process

A redemption order made through the DIAMONDS Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the DIAMONDS Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a ‘‘regular way’’ manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside DIAMONDS Clearing Process

A DTC Participant who wishes to place an order for redemption of DIAMONDS to be effected outside the DIAMONDS Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the DIAMONDS Clearing Process and that redemption will instead be effected through transfer of DIAMONDS directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of DIAMONDS specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (‘‘DTC Cut-Off Time’’) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the DJIA and that derived from ownership of DIAMONDS.

Portfolio Securities Conform to the DJIA

The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the editors of The Wall Street Journal, without any consultation with the companies, the respective stock exchange or any official agency.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the DJIA is changed by Dow Jones in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the DJIA.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the DJIA. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. While other DJIA changes may lead to adjustments in the Portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Trust Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Portfolio Security corresponding to the old Index Security and use the proceeds of such sale to purchase the replacement Portfolio Security corresponding to the new Index Security. If the share price of the removed Portfolio Security was higher than the price of its replacement, the Trustee will calculate how to allocate the proceeds of the sale of the removed Portfolio Security between the purchase of its replacement and purchases of additional shares of other Portfolio Securities so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable. If the share price of the removed Portfolio Security was lower than the price of its replacement, the Trustee will calculate the number of shares of each of the other Portfolio Securities that must be sold in order to purchase enough shares of the replacement Portfolio Security so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable.

In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding adjustment by selling the additional shares of the Portfolio Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Portfolio Security-including the Portfolio Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Portfolio Securities purchased with the proceeds of the sale of the remaining shares resulting from such split.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a ‘‘regulated investment company’’ under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on Dow Jones for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time Dow Jones may adjust the composition of the DJIA because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the DJIA. As stocks of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above.

Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an ‘‘Adjustment Day’’), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding DIAMONDS multiplied by 50,000 DIAMONDS in one Creation Unit, resulting in a NAV per Creation Unit (‘‘NAV Amount’’). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day (‘‘Request Day’’), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the DJIA, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded down to the nearest whole share. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as ‘‘Portfolio Deposit Amount’’). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the ‘‘Balancing Amount’’. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio

Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of DIAMONDS in Creation Unit size aggregations and upon the redemption of DIAMONDS until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE DJIA

The DJIA was first published in 1896. Initially comprised of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

The 30 stocks now comprising the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors. These stocks represent more than one-quarter of the $14.4 trillion market value of all US common stocks.

Dow Jones is not responsible for and shall not participate in the creation or sale of DIAMONDS or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning Dow

Jones and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the DJIA for the years 1896 through 2006. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the DJIA in the future, nor should the results be considered as a representation of the performance of the Trust.

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
2006	12463.15	1745.65	16.29%	267.75	2.24%
2005	10717.50	–65.51	–.61	246.85	2.30
2004	10783.01	329.09	3.15	239.27	2.22
2003	10453.92	2112.29	25.32	209.42	2.00
2002	8341.63	−1679.87	−16.76	189.68	2.27
2001	10021.50	−765.35	−7.10	181.07	1.81
2000	10786.85	−710.27	−6.18	172.08	1.60
1999	11497.12	2315.69	25.20	168.52	1.47
1998	9181.43	1273.18	16.10	151.13	1.65
1997	7908.25	1459.98	22.60	136.10	1.72
1996	6448.27	1331.20	26.00	131.14	2.03
1995	5117.12	1282.70	33.50	116.56	2.28
1994	3834.44	80.30	2.10	105.66	2.76
1993	3754.09	453.00	13.70	99.66	2.65
1992	3301.11	132.30	4.20	100.72	3.05
1991	3168.83	535.20	20.30	95.18	3.00
1990	2633.66	−119.50	-4.30	103.70	3.94
1989	2753.20	584.60	27.00	103.00	3.74
1988	2168.57	229.70	11.80	79.53	3.67
1987	1938.83	42.90	2.30	71.20	3.67
1986	1895.95	349.30	22.60	67.04	3.54
1985	1546.67	335.10	27.70	62.03	4.01
1984	1211.57	-47.10	-3.70	60.63	5.00
1983	1258.64	212.10	20.30	56.33	4.48
1982	1046.54	171.50	19.60	54.14	5.17
1981	875.00	−89.00	-9.20	56.22	6.43
1980	963.99	125.30	14.90	54.36	5.64
1979	838.74	33.70	4.20	50.98	6.08
1978	805.01	−26.20	−3.10	48.52	6.03
1977	831.17	−173.50	−17.30	45.84	5.52
1976	1004.65	152.20	17.90	41.40	4.12
1975	852.41	236.20	38.30	37.46	4.39
1974	616.24	−234.60	−27.60	37.72	6.12
1973	850.86	−169.20	−16.60	35.33	4.15
1972	1020.02	129.80	14.60	32.27	3.16
1971	890.20	51.30	6.10	30.86	3.47
1970	838.92	38.60	4.80	31.53	3.76

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
1969	800.36	−143.40	−15.20	33.90	4.24
1968	943.75	38.60	4.30	31.34	3.32
1967	905.11	119.40	15.20	30.19	3.34
1966	785.69	−183.60	−18.90	31.89	4.06
1965	969.26	95.10	10.90	28.61	2.95
1964	874.13	111.20	14.60	31.24	3.57
1963	762.95	110.90	17.00	23.41	3.07
1962	652.10	−79.00	−10.80	23.30	3.57
1961	731.14	115.30	18.70	22.71	3.11
1960	615.89	−63.50	−9.30	21.36	3.47
1959	679.36	95.70	16.40	20.74	3.05
1958	583.65	148.00	34.00	20.00	3.43
1957	435.69	−63.80	−12.80	21.61	4.96
1956	499.47	11.10	2.30	22.99	4.60
1955	488.40	84.00	20.80	21.58	4.42
1954	404.39	123.50	44.00	17.47	4.32
1953	280.90	−11.00	−3.80	16.11	5.74
1952	291.90	22.70	8.40	15.43	5.29
1951	269.23	33.80	14.40	16.34	6.07
1950	235.41	35.30	17.60	16.13	6.85
1949	200.13	22.80	12.90	12.79	6.39
1948	177.30	−3.90	−2.10	11.50	6.49
1947	181.16	4.00	2.20	9.21	5.08
1946	177.20	−15.70	−8.10	7.50	4.23
1945	192.91	40.60	26.60	6.69	3.47
1944	152.32	16.40	12.10	6.57	4.31
1943	135.89	16.50	13.80	6.30	4.64
1942	119.40	8.40	7.60	6.40	5.36
1941	110.96	−20.20	−15.40	7.59	6.84
1940	131.13	−19.10	−12.70	7.06	5.38
1939	150.24	−4.50	−2.90	6.11	4.07
1938	154.76	33.90	28.10	4.98	3.22
1937	120.85	−59.10	−32.80	8.78	7.27
1936	179.90	35.80	24.80	7.05	3.92
1935	144.13	40.10	38.50	4.55	3.16
1934	104.04	4.10	4.10	3.66	3.52
1933	99.90	40.00	66.70	3.40	3.40
1932	59.93	−18.00	−23.10	4.62	7.71
1931	77.90	−86.70	−52.70	8.40	10.78
1930	164.58	−83.90	−33.80	11.13	6.76
1929	248.48	−51.50	−17.20	12.75	5.13
1928	300.00	97.60	48.20	NA	NA
1927	202.40	45.20	28.80	NA	NA
1926	157.20	0.50	0.30	NA	NA
1925	156.66	36.20	30.00	NA	NA
1924	120.51	25.00	26.20	NA	NA
1923	95.52	−3.20	−3.30	NA	NA
1922	98.73	17.60	21.70	NA	NA
1921	81.10	9.10	12.70	NA	NA
1920	71.95	−35.30	−32.90	NA	NA

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
1919	107.23	25.00	30.50	NA	NA
1918	82.20	7.80	10.50	NA	NA
1917	74.38	−20.60	−21.70	NA	NA
1916	95.00	−4.20	−4.20	NA	NA
1915	99.15	44.60	81.70	NA	NA
1914	54.58	−24.20	−30.70	NA	NA
1913	78.78	−9.10	−10.30	NA	NA
1912	87.87	6.20	7.60	NA	NA
1911	81.68	0.30	0.40	NA	NA
1910	81.36	−17.70	−17.90	NA	NA
1909	99.05	12.90	15.00	NA	NA
1908	86.15	27.40	46.60	NA	NA
1907	58.75	−35.60	−37.70	NA	NA
1906	94.35	−1.90	−1.90	NA	NA
1905	96.20	26.60	38.20	NA	NA
1904	69.61	20.50	41.70	NA	NA
1903	49.11	−15.20	−23.60	NA	NA
1902	64.29	−0.30	−0.40	NA	NA
1901	64.56	−6.10	−8.70	NA	NA
1900	70.71	4.60	7.00	NA	NA
1899	66.08	5.60	9.20	NA	NA
1898	60.52	11.10	22.50	NA	NA
1897	49.41	9.00	22.20	NA	NA
1896	40.45	NA	NA	NA	NA

Source: Dow Jones Indexes. Year-end index values reflect neither reinvestment of dividends nor costs associated with investing, such as brokerage commissions. Yields are calculated by dividing the sum of the most recent four quarterly per-share dividend payments of all components by the sum of the component prices.

The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an ‘‘average’’ because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to insure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one ‘‘split,’’ each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the ‘‘average’’ will remain unchanged. At Dow Jones, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

New Divisor =	Current Divisor x Adjusted Sum of Prices
Unadjusted Sum of Prices

Changes in the composition of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the respective stock exchange, or any official agency. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

In selecting components for the DJIA, the following criteria are used: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

The most recent changes in the components of the DJIA were made effective with trading on April 8, 2004.

Companies removed were:

•	AT&T Corp.
•	Eastman Kodak Company
•	International Paper Company

Companies added were:

•	American International Group Inc.
•	Pfizer Inc.
•	Verizon Communications Inc.

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC (‘‘SSGM’’), an affiliate of the Trustee, a license to use the DJIA as a basis for

*	Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends.

determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS.

None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of DIAMONDS is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks ‘‘Dow Jones’’, ‘‘DIAMONDS’’, ‘‘The Dow’’, ‘‘DJIA’’ or ‘‘Dow Jones Industrial Average’’ or to use the DJIA except as specifically described in the License Agreement or Sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation or warranty, express or implied, to the Beneficial Owners of DIAMONDS or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones’ only relationship to the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the DJIA which is determined, comprised and calculated by Dow Jones without regard to the Trust or the Beneficial Owners of DIAMONDS. Dow Jones has no obligation to take the needs of the Sponsor, the Exchange, the Trust or the Beneficial Owners of DIAMONDS into consideration in determining, comprising or calculating the DJIA. Dow Jones is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of DIAMONDS. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of DIAMONDS.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE EXCHANGE, THE TRUST, BENEFICIAL OWNERS OF DIAMONDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR

ANY LOST PROFITS OR INDIRECT, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE SPONSOR AND THE EXCHANGE.

EXCHANGE LISTING

DIAMONDS are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving DIAMONDS in the public trading market are subject to customary brokerage charges and commissions.

There can be no assurance that DIAMONDS will always be listed on the Exchange. The Trust will be terminated if DIAMONDS are delisted. The Exchange will consider the suspension of trading in or removal from listing of DIAMONDS if (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of DIAMONDS for 30 or more consecutive trading days; (b) the value of the DJIA is no longer calculated or available and a new index is substituted or the DJIA is replaced with a new index, unless such new index meets the requirements of the Exchange’s rules; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one Business Day.

The Sponsor’s aim in designing DIAMONDS was to provide investors with a security whose initial market value would approximate one-hundredth (1/100th) the value of the DJIA. Of course, the market value of a DIAMONDS unit is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a DIAMONDS unit may no longer approximate 1/100th the value of the DJIA. The market price of a DIAMONDS unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

DIAMONDS also are listed and traded on the Singapore Exchange Securities Trading Limited (‘‘SGX-XT’’) pursuant to a joint venture created by the Exchange and the SGX-XT and on Euronext Amsterdam N.V. In the future, DIAMONDS may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

TAX STATUS OF THE TRUST

For the fiscal year ended October 31, 2006, the Trust believes that it qualified for tax treatment as a ‘‘regulated investment company’’ under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least ninety percent (90%) of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Income Tax Consequences to Beneficial Owners

Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are generally taxable to Beneficial Owners as ordinary income. However, to the extent that such dividends are designated by the Trust as attributable to the receipt by the Trust of qualified dividend income, such dividends will be eligible for the fifteen percent (15%) maximum tax rate applicable to non-corporate taxpayers through 2008. Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered ‘‘capital gains dividends’’ regardless of the length of time an investor has owned DIAMONDS. Any loss on the sale or exchange of a DIAMONDS unit held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent dividend income received by the Trust so qualifies, subject to the limitations contained in the Code.

A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months. Investors should note that the regular monthly dividends paid by the Trust are not based on the Trust’s investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio

Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.

Distributions in excess of the Trust’s current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner’s tax basis in DIAMONDS. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust’s regular monthly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding DIAMONDS fluctuates significantly. Beneficial Owners receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust’s distributions. A distribution paid shortly after a purchase or creation of DIAMONDS may be taxable even though in effect it may represent a return of capital.

Distributions reinvested in additional DIAMONDS through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional DIAMONDS to the same extent as if such dividends were received in cash.

The sale of DIAMONDS by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

Under the Code, an in-kind redemption of DIAMONDS does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the DIAMONDS redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service (‘‘IRS’’) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of DIAMONDS in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of DIAMONDS.

Deposits of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor’s tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the DIAMONDS received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the DIAMONDS ordered, would own eighty percent (80%) or more of the outstanding DIAMONDS, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding DIAMONDS ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

Subject to the exception described in the following sentence, ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties and appropriate documentation is provided to the Trustee. Ordinary income dividends paid with respect to taxable years of the Trust beginning on or after November 1, 2006 and ending on or before October 31, 2008, will generally not be subject to withholding to the extent that such ordinary income dividends relate to either certain interest income received by the Trust or certain short-term capital gains of the Trust, provided appropriate documentation is provided to the Trustee. The Trust does not expect to pay significant ‘‘interest-related dividends’’ or ‘‘short-term capital gains dividends,’’ if any. Non-resident holders of DIAMONDS are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is twenty-eight percent (28%) applies to dividends, capital gain distributions, redemptions and sales of DIAMONDS unless the Beneficial Owner (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund from the IRS, if the required information is furnished to the IRS.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA Considerations

In considering the advisability of an investment in DIAMONDS, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, ‘‘Plans’’) subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended (‘‘ERISA’’), should consider whether an investment in DIAMONDS (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of DIAMONDS does not result in a non-exempt ‘‘prohibited transaction’’ under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (‘‘IRA’’) investors should consider that an IRA may make only such investments as are authorized by the IRA’s governing instruments and that IRAs are subject to the prohibited transaction rules of Section 4975 of the Code.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving ‘‘plan assets’’ between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, ‘‘parties in interest’’ as defined in ERISA or ‘‘disqualified persons’’ as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in DIAMONDS by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be ‘‘plan assets’’ under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investment in DIAMONDS.

Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in DIAMONDS and the considerations discussed above, to the extent such considerations apply.

CONTINUOUS OFFERING OF DIAMONDS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of DIAMONDS.

Because new DIAMONDS can be created and issued on an ongoing basis, at any point during the life of the Trust, a ‘‘distribution’’, as such term is used in the Securities Act of 1933 (‘‘1933 Act’’), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent DIAMONDS and sells the DIAMONDS directly to its customers; or if it chooses to couple the creation of a supply of new DIAMONDS with an active selling effort involving solicitation of secondary market demand for DIAMONDS. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not ‘‘underwriters’’ but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with DIAMONDS that are part of an ‘‘unsold allotment’’ within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify DIAMONDS in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested DIAMONDS investor may wish to contact such investor’s broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional DIAMONDS through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of DIAMONDS at the close of business on each DIAMONDS distribution date. Any cash balance remaining after the requisite number of DIAMONDS has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional DIAMONDS with the cash from the distributions is an expense of the Trust.*

EXPENSES OF THE TRUST

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18/100 of 1% (0.1800%) per annum of the daily NAV of the Trust after taking into account any expense offset credits. To the extent the ordinary operating expenses of the Trust do exceed such 0.1800% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1800% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party.

*	It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2006, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per DIAMONDS unit.

The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1800% per annum.

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of less than 0.1800%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily net asset value and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to DIAMONDS (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of DIAMONDS (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of DIAMONDS during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Dow Jones in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of DIAMONDS; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing DIAMONDS and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). In addition, initial fees and expenses totaling approximately $2,300,000, in connection with the organization of the

Trust, were capitalized and amortized over five years from the start of the Trust’s operations on a straight-line basis and charged to the Trust. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust’s operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. To the extent that the amount of the Trustee’s compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	6/100 of 1% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

As of October 31, 2006, and as of December 31, 2006, the NAV of the Trust was $6,559,617,883 and $6,733,055,973, respectively. No representation is made as to the actual NAV of the Trust on any future date as it is subject to change at any time due to fluctuations in the market value of securities or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. ‘‘Adjustment Amount’’ is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or (b) increase the Trustee’s fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is

*	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

credited against the Trustee’s Fee. The amount of the earnings credit will be equal to the Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 against its base fee. The incremental cash balance credits were calculated and applied on a daily basis during that period.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under ‘‘Summary—Essential Information’’ on each Business Day. The NAV of the Trust on a per DIAMONDS unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding DIAMONDS. For the most recent NAV information, please go to www.spdretfs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market thereof or, if there is no such appropriate closing price on such exchange at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee’s appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular monthly ex-dividend date for DIAMONDS is the third Friday in each calendar month, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (‘‘Ex-Dividend Date’’). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date

(‘‘Record Date’’) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per DIAMONDS unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (‘‘Dividend Payment Date’’). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a ‘‘regulated investment company’’ would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee typically has to sell an approximately equal number of shares of each of the Portfolio Securities sufficient to produce the cash required to make such additional distributions.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for DIAMONDS to another date within the month or the quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of DIAMONDS or the purchase of DIAMONDS in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional DIAMONDS with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner’s broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per DIAMONDS unit.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of DIAMONDS at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell DIAMONDS in the secondary market, but must accumulate enough DIAMONDS to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a ‘‘regulated investment company’’ under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Dow Jones in its method of determining the DJIA. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding DIAMONDS to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding DIAMONDS if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding DIAMONDS. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds DIAMONDS, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding DIAMONDS; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to DIAMONDS, or if the Trustee is no longer a participant in NSCC; (d) if Dow Jones ceases publishing the DJIA; (e) if the License Agreement is terminated; or (f) if DIAMONDS are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of DIAMONDS (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the DIAMONDS held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional DIAMONDS will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed.

DIAMONDS not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of DIAMONDS required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the American Stock Exchange LLC, 86 Trinity Place, New York, New York 10006. The Sponsor’s Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a ‘‘control person’’ of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell DIAMONDS to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of DIAMONDS within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of DIAMONDS.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of DIAMONDS for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

Information regarding Cash Redemption Payment amounts, number of outstanding DIAMONDS and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all

DTC Participants reflected on the records of DTC as owning DIAMONDS for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding DIAMONDS may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the DIAMONDS offered hereby has been passed upon by Carter Ledyard & Milburn LLP, New York, New York, as counsel for the Sponsor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of October 31, 2006 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in DIAMONDS for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the SEC’s Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

DAILY DIAMONDS TRADING INFORMATION

The Sponsor makes available daily a list of the names and the required number of shares of each of the Securities in the current Portfolio Deposit. The Sponsor also intends to make available (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMONDS unit, and (b) every 15 seconds throughout the trading day at the Exchange a number representing, on a per DIAMONDS unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to net asset value, net accumulated dividend, final dividend amount to be paid, shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on the Exchange.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of DIAMONDS, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of DIAMONDS, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of DIAMONDS, including reference to the exemption from the ‘‘tick test’’ provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on ‘‘minus’’ or ‘‘zero-minus’’ ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their DIAMONDS to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in DIAMONDS. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend DIAMONDS. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with DIAMONDS. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the DJIA and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (‘‘net redemptions’’) and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for DIAMONDS typically does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming DIAMONDS in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the DJIA and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of DIAMONDS may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to DIAMONDS holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the DIAMONDS holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between DIAMONDS and conventional mutual fund shares is that DIAMONDS are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, DIAMONDS are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of DIAMONDS closing prices to NAV for the period 1/20/98 (the first trading date of the DIAMONDS Trust) through 12/31/06, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2006. This table should help investors evaluate some of the advantages and disadvantages of DIAMONDS relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling DIAMONDS at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/20/98 through 12/31/06. The investor may wish to compare these ranges with the average bid/ask spread on DIAMONDS and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on DIAMONDS may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
Dow Jones Industrial Average and DIAMONDS Trust:
Highs and Lows vs. Close*
(From Inception of Trading through 12/31/2006)

Dow Jones Industrial Average

	Daily % Price Range		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total
0 —0.25%	0	0.00%	733	32.55%	610	27.09%
0.25—0.5%	91	4.04%	448	19.89%	483	21.45%
0.5 —1.0%	694	30.82%	551	24.47%	593	26.33%
1.0 —1.5%	687	30.51%	261	11.59%	288	12.79%
1.5 —2.0%	398	17.67%	138	6.13%	146	6.48%
2.0 —2.5%	187	8.30%	67	2.98%	72	3.20%
2.5 —3.0%	101	4.48%	25	1.11%	25	1.11%
3.0 —3.5%	40	1.78%	14	0.62%	14	0.62%
> 3.5%	54	2.40%	15	0.67%	21	0.93%
Total	2,252	100.00%	2,252	100.00%	2,252	100.00%

Average Daily Range: 1.4085%

DIAMONDS Trust

	Daily % Price Range		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total
0 —0.25%	3	0.13%	722	32.06%	585	25.98%
0.25—0.5%	108	4.80%	479	21.27%	496	22.02%
0.5 —1.0%	697	30.95%	539	23.93%	628	27.89%
1.0 —1.5%	677	30.06%	256	11.37%	286	12.70%
1.5 —2.0%	370	16.43%	133	5.91%	132	5.86%
2.0 —2.5%	192	8.53%	66	2.93%	53	2.35%
2.5 —3.0%	109	4.84%	25	1.11%	41	1.82%
3.0 —3.5%	43	1.91%	15	0.67%	10	0.44%
> 3.5%	53	2.35%	17	0.75%	21	0.93%
Total	2,252	100.00%	2,252	100.00%	2,252	100.00%

Average Daily Range: 1.4062%

* Source: Bloomberg

Frequency Distribution of Discounts and Premiums for the DIAMONDS
Trust: Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/06*

Range		Calendar Quarter Ending 3/31/2006	Calendar Quarter Ending 6/30/2006	Calendar Quarter Ending 9/29/2006	Calendar Quarter Ending 12/31/2006	Calendar Year 2006	From 1/20/1998 through 12/31/2006
> 200 Basis Points	Days	—	—	—	—	—	—
	%	—	—	—	—	—	—
150—200 Basis Points	Days	—	—	—	—	—	—
	%	—	—	—	—	—	—
100—150 Basis Points	Days	—	—	—	—	—	1
	%	—	—	—	—	—	0.0%
50—100 Basis Points	Days	—	—	—	—	—	14
	%	—	—	—	—	—	0.6%
25—50 Basis Points	Days	1	2	1	—	4	131
	%	1.6%	3.2%	1.6%	—	1.6%	5.8%
0—25 Basis Points	Days	30	33	34	34	131	1011
	%	48.4%	52.4%	54.0%	54.0%	52.2%	44.9%
Total Days at Premium	Days	31	35	35	34	135	1157
	%	50.0%	55.6%	55.6%	54.0%	53.8%	51.4%
Closing Price Equal to NAV	Days	3	1	3	3	10	53
	%	4.8%	1.6%	4.8%	4.8%	4.0%	2.4%
Total Days at Discount	Days	28	27	25	26	106	1042
	%	45.2%	42.9%	39.7%	41.3%	42.2%	46.3%
0— -25 Basis Points	Days	27	25	25	26	103	889
	%	43.5%	39.7%	39.7%	41.3%	41.0%	39.5%
-25— -50 Basis Points	Days	1	2	—	—	3	132
	%	1.6%	3.2%	—	—	1.2%	5.9%
-50— -100 Basis Points	Days	—	—	—	—	—	20
	%	—	—	—	—	—	0.9%
-100— -150 Basis Points	Days	—	—	—	—	—	—
	%	—	—	—	—	—	—
-150— -200 Basis Points	Days	—	—	—	—	—	—
	%	—	—	—	—	—	—
< -200 Basis Points	Days	—	—	—	—	—	1
	%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 87% of the time from 1/20/98
(the first day of trading on the AMEX) through 12/31/06.

* Source: American Stock Exchange LLC

DIAMONDS BID/ASK SPREAD DISTRIBUTION (2006 Only)*

Range ($)	% of Total
0.01—0.05	56.93%
0.06—0.10	29.16%
0.10—0.15	8.33%
0.15—0.20	2.83%
0.20—0.25	1.21%
0.25—0.50	1.31%
> 0.50	0.23%
Total	100.00%

The price range of shares for 2006 was from $106.46 to $125.14; consequently, $0.25 was from 0.20% to 0.23% of the share price.

* Source: American Stock Exchange LLC

Frequency Distribution of Discounts and Premiums for the DIAMONDS Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/06*

Range		Calendar Quarter Ending 3/31/2006	Calendar Quarter Ending 6/30/2006	Calendar Quarter Ending 9/30/2006	Calendar Quarter Ending 12/31/2006
> 50	Days	—	—	—	—
Basis Points	%	—	—	—	—
25—50	Days	—	—	—	—
Basis Points	%	—	—	—	—
0—25	Days	27	32	34	29
Basis Points	%	43.5%	50.8%	54.0%	46.0%
Total Days	Days	27	32	34	29
at Premium	%	43.5%	50.8%	54.0%	46.0%
Closing Price	Days	4	2	1	4
Equal to NAV	%	6.5%	3.2%	1.6%	6.3%
Total Days	Days	31	29	28	30
at Discount	%	50.0%	46.0%	44.4%	47.6%
0— -25	Days	31	29	28	30
Basis Points	%	50.0%	46.0%	44.4%	47.6%
-25— -50	Days	—	—	—	—
Basis Points	%	—	—	—	—
< -50	Days	—	—	—	—
Basis Points	%	—	—	—	—

* Source: American Stock Exchange LLC

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/06*

Cumulative Total Return

	1 Year	5 Year	Since First Trade(2)
DIAMONDS Trust Series 1
Return Based on NAV	18.81%	37.73%	86.08%
Return Based on Bid/Ask Price	18.95%	38.54%	86.03%
Dow Jones Industrial Average	19.05%	39.04%	88.79%

Average Annual Total Return

	1 Year	5 Year	Since First Trade
DIAMONDS Trust Series 1
Return Based on NAV	18.81%	6.61%	7.19%
Return Based on Bid/Ask Price	18.95%	6.74%	7.19%
Dow Jones Industrial Average	19.05%	6.81%	7.34%

(1)	Currently, the Bid/Ask Price is calculated based on the best bid and best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the AMEX, ordinarily 4:15 p.m.
(2)	The Trust commenced trading on the AMEX on January 20, 1998.

* Source: American Stock Exchange LLC

GLOSSARY

Page
‘‘1933 Act’’	53
‘‘10 Basis Point Limit’’	9
‘‘Additional Cash Deposit’’	30
‘‘Adjustment Amount’’	57
‘‘Adjustment Day’’	41
‘‘AMEX’’	3
‘‘Balancing Amount’’	41
‘‘Beneficial Owners’’	33
‘‘Business Day’’	3
‘‘Cash Component’’	5
‘‘Cash Redemption Payment’’	35
‘‘Closing Time’’	30
‘‘CNS’’	5
‘‘Code’’	10
‘‘Creation Units’’	4
‘‘Depository Agreement’’	33
‘‘DIAMONDS’’	3
‘‘DIAMONDS Clearing Process’’	5
‘‘Distributor’’	4
‘‘Dividend Equivalent Payment’’	5
‘‘Dividend Payment Date’’	59
‘‘DJIA’’	3
‘‘Dow Jones’’	i
‘‘DTC’’	9
‘‘DTCC’’	29
‘‘DTCC Shares’’	29
‘‘DTC Cut-Off Time’’	38
‘‘DTC Participants’’	32
‘‘ERISA’’	52
‘‘Evaluation Time’’	1
‘‘Excess Cash Amounts’’	35
‘‘Ex-Dividend Date’’	58
‘‘Exchange’’	3
‘‘Index Securities’’	3
‘‘Indirect Participants’’	32
‘‘IRA’’	52
‘‘IRS’’	50
‘‘License Agreement’’	i
‘‘NAV’’	3
‘‘NAV Amount’’	41
‘‘NSCC’’	5
‘‘NSCC Business Day’’	14
‘‘NYSE’’	3
‘‘Participant Agreement’’	5
‘‘Participating Party’’	5
‘‘Portfolio’’	3
‘‘Portfolio Deposit’’	5
‘‘Portfolio Deposit Amount’’	41
‘‘Portfolio Securities’’	3
‘‘Record Date’’	59
‘‘Request Day’’	41
‘‘SEC’’	5
‘‘Service’’	10
‘‘SGX’’	48
‘‘Sponsor’’	3
‘‘SSGM’’	46
‘‘Transaction Fee’’	9
‘‘Transmittal Date’’	28
‘‘Trust’’	3
‘‘Trust Agreement’’	3
‘‘Trustee’’	3

DIAMONDS TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the DIAMONDS Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 333-31247) and
•	Investment Company Act of 1940 (File No. 811-9170).

To obtain copies from the SEC at prescribed rates—
Write: Public Reference Section of the SEC
100 F Street N.E., Washington, D.C. 20549
CALL:    1-800-SEC-0330
VISIT:     http://www.sec.gov

No person is authorized to give any information or make any representation about the DIAMONDS Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering DIAMONDS. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 23, 2007